Exhibit 99.2
THE TIMKEN COMPANY AND SUBSIDIARIES
CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
The following unaudited condensed pro forma consolidated financial statements are based upon the historical financial statements of The Timken Company (“the Company”) and subsidiaries, adjusted to reflect the disposition of Latrobe Steel Company (“Latrobe Steel”) effective November 30, 2006. The following unaudited condensed pro forma consolidated financial statements of the Company should be read in conjunction with the related notes and with the historical consolidated financial statements of the Company and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited condensed pro forma consolidated balance sheet reflects the disposition of Latrobe Steel as if it had occurred on September 30, 2006, while the unaudited condensed pro forma statements of consolidated income for the nine months ended September 30, 2006 and the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively, give effect to the disposition as if it had occurred at the beginning of each period presented. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Company’s management believes to be reasonable.
The unaudited condensed pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the disposition of Latrobe Steel closed on September 30, 2006 for the unaudited condensed pro forma consolidated balance sheet or at the beginning of each period presented for the unaudited condensed pro forma statements of consolidated income.

THE TIMKEN COMPANY AND SUBSIDIARIES
Condensed Pro Forma Consolidated Balance Sheet
September 30, 2006
(unaudited)

		Pro Forma
(Dollars in thousands)	Historical	Adjustments		Pro Forma

ASSETS
Current Assets
Cash and cash equivalents	$54,069	$215,000	(a)	$269,069
Accounts receivable, net	734,631	(53,297	) (b)	681,334
Inventories, net	1,077,792	(86,139	) (b)	991,653
Deferred income taxes	92,369	(8,066	) (c)	84,303
Deferred charges and prepaid expenses	16,077	(487	) (b)	15,590
Other current assets	88,569	(174	) (b)	88,395

Total Current Assets	2,063,507	66,837		2,130,344

Property, Plant and Equipment	3,809,742	(240,673	) (d)	3,569,069
Less allowances for depreciation	(2,202,960)	148,464	(b)	(2,054,496)

Property, Plant and Equipment, net	1,606,782	(92,209)		1,514,573

Other Assets
Goodwill	216,961	—		216,961
Other intangible assets	180,114	(5,580	) (e)	174,534
Deferred income taxes	16,705	(3,317	) (c)	13,388
Other noncurrent assets	59,985	(449	) (b)	59,536

Total Other Assets	473,765	(9,346)		464,419

Total Assets	$4,144,054	$(34,718)		$4,109,336

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and other liabilities	$506,866	$(19,606	) (f)	$487,260
Short-term debt and current portion of long-term debt	204,166	—		204,166
Accrued expenses	373,708	(2,005	) (g)	371,703

Total Current Liabilities	1,084,740	(21,611)		1,063,129

Non-Current Liabilities
Long-term debt	548,611	—		548,611
Accrued pension cost	209,052	(4,374	) (h)	204,678
Accrued postretirement benefits cost	519,792	(22,527	) (i)	497,265
Other non-current liabilities	84,556	(4,061	) (c)	80,495

Total Non-Current Liabilities	1,362,011	(30,962)		1,331,049

Shareholders’ Equity
Common stock	799,053	—		799,053
Earnings invested in the business	1,196,878	11,478	(j)	1,208,356
Accumulated other comprehensive loss	(298,628)	6,377	(k)	(292,251)

Total Shareholders’ Equity	1,697,303	17,855		1,715,158

Total Liabilities and Shareholders’ Equity	$4,144,054	$(34,718)		$4,109,336

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

THE TIMKEN COMPANY AND SUBSIDIARIES
Condensed Pro Forma Statement of Consolidated Income
Nine Months Ended September 30, 2006
(unaudited)

		Pro Forma
(Dollars in thousands, except per share data)	Historical	Adjustments (l)	Pro Forma

Net sales	$4,008,027	$(265,583)	$3,742,444
Cost of products sold	3,159,132	(212,747)	2,946,385

Gross Profit	848,895	(52,836)	796,059

Selling, general and administrative expenses	514,515	(10,575)	503,940
Impairment and restructuring charges	21,162	—	21,162

Operating Income	313,218	(42,261)	270,957

Interest expense	(37,487)	—	(37,487)
Interest income	3,338	—	3,338
Other expense — net	(8,937)	(152)	(9,089)

Income from continuing operations before income taxes	270,132	(42,413)	227,719
Provision for income taxes	82,955	(15,906)	67,049

Income from continuing operations	$187,177	$(26,507)	$160,670

Earnings per share from continuing operations
Basic	$2.01		$1.72
Diluted	$1.99		$1.70

Average common shares outstanding
Basic	93,239,292		93,239,292
Diluted	94,238,413		94,238,413
See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

THE TIMKEN COMPANY AND SUBSIDIARIES
Condensed Pro Forma Statement of Consolidated Income
Year ended December 31, 2005
(unaudited)

		Pro Forma
(Dollars in thousands, except per share data)	Historical	Adjustments (l)	Pro Forma

Net sales	$5,168,434	$(345,267)	$4,823,167
Cost of products sold	4,109,713	(286,503)	3,823,210

Gross Profit	1,058,721	(58,764)	999,957

Selling, general and administrative expenses	661,592	(14,688)	646,904
Impairment and restructuring charges	26,093	—	26,093

Operating Income	371,036	(44,076)	326,960

Interest expense	(51,585)	—	(51,585)
Interest income	3,437	—	3,437
Receipt of Continued Dumping & Subsidy Offset Act (CDSOA) payment, net of expenses	77,069	—	77,069
Other expense — net	(9,411)	68	(9,343)

Income from continuing operations before income taxes	390,546	(44,008)	346,538
Provision for income taxes	130,265	(17,383)	112,882

Income from continuing operations	$260,281	$(26,625)	$233,656

Earnings per share from continuing operations
Basic	$2.84		$2.55
Diluted	2.81		2.52

Average common shares outstanding
Basic	91,533,242		91,533,242
Diluted	92,537,529		92,537,529
See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

THE TIMKEN COMPANY AND SUBSIDIARIES
Condensed Pro Forma Statement of Consolidated Income
Year ended December 31, 2004
(unaudited)

		Pro Forma
(Dollars in thousands, except per share data)	Historical	Adjustments (l)	Pro Forma

Net sales	$4,513,671	$(226,474)	$4,287,197
Cost of products sold	3,675,086	(212,265)	3,462,821

Gross Profit	838,585	(14,209)	824,376

Selling, general and administrative expenses	587,923	(12,013)	575,910
Impairment and restructuring charges	13,434	104	13,538

Operating Income	237,228	(2,300)	234,928

Interest expense	(50,834)	—	(50,834)
Interest income	1,397	—	1,397
Receipt of Continued Dumping & Subsidy Offset Act (CDSOA) payment, net of expenses	44,429	—	44,429
Other expense — net	(32,441)	112	(32,329)

Income from continuing operations before income taxes	199,779	(2,188)	197,591
Provision for income taxes	64,123	(578)	63,545

Income from continuing operations	$135,656	$(1,610)	$134,046

Earnings per share from continuing operations
Basic	$1.51		$1.49
Diluted	1.49		1.48

Average common shares outstanding
Basic	89,875,650		89,875,650
Diluted	90,759,571		90,759,571
See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

THE TIMKEN COMPANY AND SUBSIDIARIES
Condensed Pro Forma Statement of Consolidated Income
Year ended December 31, 2003
(unaudited)

		Pro Forma
(Dollars in thousands, except per share data)	Historical	Adjustments (l)	Pro Forma

Net sales	$3,788,097	$(161,607)	$3,626,490
Cost of products sold	3,148,979	(154,571)	2,994,408

Gross Profit	639,118	(7,036)	632,082

Selling, general and administrative expenses	521,717	(10,664)	511,053
Impairment and restructuring charges	19,154	—	19,154

Operating Income	98,247	3,628	101,875

Interest expense	(48,401)	—	(48,401)
Interest income	1,123	—	1,123
Receipt of Continued Dumping & Subsidy Offset Act (CDSOA) payment, net of expenses	65,559	—	65,559
Other expense — net	(55,726)	70	(55,656)

Income from continuing operations before income taxes	60,802	3,698	64,500
Provision for income taxes	24,321	1,239	25,560

Income from continuing operations	$36,481	$2,459	$38,940

Earnings per share from continuing operations
Basic	$0.44		$0.47
Diluted	0.44		0.47

Average common shares outstanding
Basic	82,945,174		82,945,174
Diluted	83,159,321		83,159,321
See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

THE TIMKEN COMPANY AND SUBSIDIARIES
NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(a)	Reflects the gross proceeds from the sale of Latrobe Steel. In addition, pursuant to the Stock Purchase Agreement (the “Agreement”), cash is excluded from assets retained by Latrobe Steel.

(b)	Reflects the elimination of assets retained by Latrobe Steel in accordance with the Agreement.

(c)	Reflects adjustments to deferred taxes resulting from the sale of Latrobe Steel.

(d)	Reflects the elimination of assets retained by Latrobe Steel in accordance with the Agreement and the buyout of a Latrobe Rolling Mill operating lease.

(e)	Reflects the elimination of intangible pension asset related to the Latrobe Steel bargaining unit pension plan being retained by Latrobe Steel in accordance with the Agreement. Pension obligations associated with Latrobe Steel non-bargaining unit associates transfer to Timken.

(f)	Reflects the elimination of liabilities retained by Latrobe Steel in accordance with the Agreement netted against certain accruals that transfer to Timken.

(g)	Reflects the elimination of liabilities retained by Latrobe Steel and transaction costs, net of certain accruals, such as bonuses and vacation, to be paid to Latrobe associates by Timken.

(h)	Reflects the elimination of pension liability related to the bargaining unit pension plan being retained by Latrobe Steel.

(i)	Reflects the elimination of accumulated postretirement benefit obligations attributable to current Latrobe Steel bargaining unit associates and retirees being retained by Latrobe Steel.

(j)	Reflects the after-tax pro forma impact of the gain on the sale of Latrobe Steel.

(k)	Reflects the elimination of minimum pension liability, net of deferred taxes, associated with the Latrobe Steel bargaining unit pension plan being retained by Latrobe Steel.

(l)	Reflects the elimination of the operating results of Latrobe Steel as if the transaction occurred at the beginning of the each period presented. These results have been adjusted to reflect federal and state income taxes of Latrobe Steel on a stand-alone basis. The pro forma gain on the sale of Latrobe Steel is not included in the income statement.